UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2009

Carrollton Bancorp
(Exact Name of Registrant as Specified in Charter)

Maryland	000-23090	52-1660951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7151 Columbia Gateway Drive, Suite A, Columbia, Maryland	21046
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (410) 312-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(b)     Departure of Officer.  Effective January 3, 2010, Francis X. Ryan, Interim Chief Financial Officer (CFO) of Carrollton Bancorp will return solely to being a member of the board after serving as Interim CFO during the search for a replacement for the previous CFO.

          Appointment of Officer.  Mark A. Semanie has been appointed to the position of Senior Vice President/Chief Financial Officer of Carrollton Bancorp, effective January 4, 2010.

A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01.   Regulation FD Disclosure.

None

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1.  Press Release of Carrollton Bancorp dated December 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLLTON BANCORP

		By:	/s/ Robert A. Altieri
		Name:	Robert A. Altieri
Date:	December 23, 2009	Title:	Chief Executive Officer and President

		By:	/s/ Francis X. Ryan
		Name:	Francis X. Ryan
Date:	December 23, 2009	Title:	Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued December 23, 2009.